EXHIBIT 32
Section 1350 Certifications

STATEMENT FURNISHED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned are the Chief Executive Officer and Principal Financial Officer of WES Consulting, Inc. This Certification is made pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. This Certification accompanies the Quarterly Report on Form 10-Q of Wes Consulting, Inc. for the nine months ended March 31, 2009.

The undersigned certify that such 10-Q Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such 10-Q Report fairly presents, in all material respects, the financial condition and results of operations of Wes Consulting, Inc. as of March 31, 2009.

This Certification is executed as of May 14, 2009.

By: /s/ Sanford H. Barber
Sanford H. Barber
President and Chief Executive Officer
(Principal Executive Officer)

By: /s/ Sanford H. Barber
Sanford H. Barber
Chief Financial Officer
(Principal Financial Officer)

A signed original of this written statement required by Section 906 has been provided to WES Consulting, Inc. and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.